                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                       TENDER OF SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                      OF

                             MAGMA POWER COMPANY


   As set forth in Section 4 of the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), as amended and supplemented by Section 2 of the Supplement of the Offer to Purchase, dated October 26, 1994 (the "Supplement"), this revised GOLD Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), and/or, if applicable, certificates for the associated Preferred Share Purchase Rights (the "Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"), are not immediately available (including, if a Distribution Date (as defined in the Offer to Purchase and in the Supplement) has occurred, because certificates for Rights have not yet been distributed by the Company) or time will not permit all required documents to reach IBJ Schroder Bank & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary.


                       The Depositary for the Offer is:

                      IBJ SCHRODER BANK & TRUST COMPANY

                              Telephone Number:
                                (212) 858-2103

         By Mail:                         Facsimile Number:              By Hand or Overnight Delivery:
        P.O. Box 84                        (212) 858-2611                       One State Street
    Bowling Green Station            Attn: Reorganization Operations        New York, New York 10004
New York, New York  10274-0084                Department                Attn: Reorganization Operations
Attn: Reorganization Operations                                                     Department
         Department
                                        Confirm Facsimile by Telephone:
                                                (212) 858-2103

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. Tendering stockholders may continue to use the original GREY Notice of Guaranteed Delivery that was provided with the Offer to Purchase.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto (see Instructions 1 and 5 of the Letter of Transmittal), such signature guarantee must appear on the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:


   The undersigned hereby tenders to CE Acquisition Company, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto, dated October 26, 1994 (the "Supplement"), and in the related Letters of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares and Rights indicated below pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.


Number of Shares:                             Dated:
- --------------------------------------------- ---------------------------------------
Number of Rights:                             Name(s) of Record Holder(s):
- --------------------------------------------- ---------------------------------------
Certificate No(s). (if available):            ---------------------------------------
- --------------------------------------------- Address(es):
- --------------------------------------------- ---------------------------------------

If Shares will be tendered by book-entry      ---------------------------------------
transfer, check one box:

[ ] The Depository Trust Company              Area Code and Telephone Number(s):

[ ] Midwest Securities Trust Company          ---------------------------------------

[ ] Philadelphia Depository Trust Company     Signature(s):

Account Number:                               ---------------------------------------
- --------------------------------------------- ---------------------------------------


                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the tender of shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934 and (b) guarantees to deliver to the Depositary, at one of its addresses set forth above, the certificates representing all tendered Shares and/or Rights, in proper form for transfer, or confirmation of a book-entry transfer of such Shares and/or Rights, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of book-entry delivery, and any other documents required by the Letter of Transmittal within (a) in the case of Shares, five Nasdaq National Market ("NNM") trading days after the date of execution of this Notice of Guaranteed Delivery or (b) in the case of Rights, a period ending on the later of (x) five NNM trading days after the date of execution of this Notice of Guaranteed Delivery and
(y) five business days after the date certificates for Rights are distributed to holders of Shares by the Company.

Name of Firm:
- ----------------------------------       --------------------------------
                                                Authorized Signature
Address:                                 Name:
- ----------------------------------       --------------------------------
- ----------------------------------              Please type or print
                          Zip Code       Date:
Area Code and                            --------------------------------
Telephone Number:
- ----------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OR RIGHTS WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES OR RIGHTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.